UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2019 (May 15, 2019)

National Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street

Blacksburg, VA 24060

(Address of principal executive offices)

(540) 951-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NKSH	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

On May 16, 2019, National Bankshares, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to, among other things, report the appointment of certain Directors to Board Committee positions, including the appointment of Lawrence J. Ball as Chairman of the Audit Committee. Upon review of this filing, the Company realized that designation of Mr. Ball as the Audit Committee's financial expert was omitted inadvertently. The Current Report on Form 8-K/A is being filed to update the disclosure under “Item 5.02, Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of the Original 8-K to provide information regarding Mr. Ball's financial expert designation.  No other changes are being made to the Original 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At its organization meeting on May 15, 2019, the Board of Directors of National Bankshares, Inc. (the “Company”) appointed F. Brad Denardo, the Company’s President and Chief Executive Officer, as Chairman of the Board, President and Chief Executive Officer, effective May 15, 2019. Mr. Denardo's compensation will not be changing as part of this appointment. The Board also appointed Charles E. Green, III as Vice Chairman of the Board, effective May 15, 2019. These appointments were made as a result of the expiration of the Board of Director terms of James G. Rakes and Jack M. Lewis at the Annual Meeting held on May 14, 2019. To replace Dr. Lewis as Chairman of the Audit Committee, the Board of Directors appointed Lawrence J. Ball and designated Mr. Ball as the Audit Committee's financial expert as defined by SEC and NASDAQ rules, effective also on May 15, 2019.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:	August 27, 2019

By:	/s/ F. BRAD DENARDO
F. Brad Denardo Chairman, President & CEO

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